INCOME TAXES	12 Months Ended
Oct. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES

Note 8 – Income Taxes

For the year ended October 31, 2022, the Company has incurred net losses and therefore, it has no tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved. The cumulative net operating loss carry-forward is approximately $40,168,610 at October 31, 2022 and will expire beginning in the year 2037.

The provision for income taxes differs from the amounts which would be provided by applying the statutory federal income tax rate of 21% to the net loss before provision for income taxes as follows:

	For the year ended October 31, 2022	For the year ended October 31, 2021

Income tax expense (benefit) at statutory rate	(224,975)	(27,916)
Change in valuation allowance	224,975	27,916
Income tax expense	—	—

Net deferred tax assets consist of the following components as of October 31, 2022 and 2021:

	October 31, 2022	October 31, 2021
Gross deferred tax asset	8,435,408	8,177,883
Valuation allowance	(8,435,408)	(8,177,883)
Net deferred tax asset	—	—

Due to the change in ownership, provisions of the Tax Reform Act of 1986, net operating loss carry forwards of approximately $40,168,610 for federal income tax reporting purposes could be subject to annual limitations. Should a change in ownership occur, net operating loss carry forwards may be limited as to use in future years.

The Company has no uncertain tax positions that require the Company to record a liability.

The Company had no accrued penalties and interest related to taxes as of October 31, 2022.